Supplement dated August 23, 2019
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust II
Columbia Emerging Markets Consumer ETF	8/1/2019
Effective immediately the first paragraph of information about Columbia Emerging Markets Consumer ETF under the caption "Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance" in the "More Information About the Funds" section of the Fund's Prospectus is hereby superseded and replaced in its entirety with the following paragraph:
For Columbia Emerging Markets Consumer ETF (the Fund):
The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through July 31, 2020, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the annual rate of 0.59%.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP280_03_008_(08/19)